Exhibit 10.28G

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

NINTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer have agreed that CSG will provide and Customer will consume a new Print and Mail service that will allow CSG to process Customer-provided flagged data files of [**** ******* (***) ** ***** *********]; and

WHEREAS, CSG and Customer have agreed that CSG will provide [****** *********] services and [*********] shipping for those certain Customer-designated data files; and

WHEREAS, CSG and Customer have agreed to amend Schedule C, “Recurring Services,” and Schedule F, “Fees,” accordingly for the new Print and Mail Services and associated Alternate Delivery Services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below).

1. Customer hereby requests and CSG agrees that CSG will configure and implement a process by which data files for statement processing provided by Customer that require print and delivery are flagged to identify any such data files that will include [**** ******* (***) ** *****] documents (commonly known as “[***** ****]”). For the avoidance of doubt [**** **********] is not included in [***** ****]. Therefore, upon the Amendment Effective Date, the following changes are hereby made to the Agreement:

(a) Schedule C of the Agreement, entitled “Recurring Services,” Exhibit C-2, “Print and Mail Services,” will be amended to add a new Section 16, “[***** ****] Statement Processing” as follows:

“16. [***** ****] Statement Processing. [***** ****] Statement Processing will be performed by CSG for statement data files provided to CSG by Customer or its third party biller that require print and delivery and are flagged by Customer or its third party biller for [***** ****] statement processing. Such flagged data will be segregated and separately processed as [***** ****]

statements by CSG according to CSG-configured systems and tools and will be prepped by CSG for delivery pursuant to the terms of the Agreement and subject to the [***** ****] Statement Processing fees specified in Schedule F, “Fees,” to the Agreement. For the avoidance of doubt [**** **********] is not included in [***** ****].”

2. Customer hereby requests and CSG agrees to configure and implement [****** ********* *********] Statement Processing pursuant to CSG’s Print and Mail Services. Therefore, upon the Amendment Effective Date, the following changes are hereby made to the Agreement:

a) Schedule C of the Agreement, entitled “Recurring Services,” Exhibit C-2, “Print and Mail Services,” will be amended to add a new Section 17, “[****** ********* *********] Statement Processing” as follows:

“17. [****** ********* *********] Statement Processing. [****** ********* *********] Statement Processing will be available to allow certain Customer-identified data to be processed outside the defined Print and Mail statement processes under the Agreement. The specified [****** ********* *********] Statements data will be [********] captured from Customer-provided data files for statement processing. Printed documents will be [******** ********] to a specified carrier envelope or box (the “Package”) for shipping as directed by Customer via [********** *********] courier.”

3. In connection with Sections 1 and 2 of this Amendment, the following additional changes are hereby made to the Agreement:

Schedule F, “Fees,” Section 1, “CSG Services,” Section III, “Payment Procurement,” subsection A, “Direct Solutions (Print and Mail),” subsection 9, “Other Print and Mail Ancillary Service Fees, shall be amended to add, respectively a new subsection g, “[***** ****] Statement Processing,” and h, “[****** ********* *********] Statement Processing,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
g. [***** ****] Statement Processing
1. Setup Fees for statement processing of five hundred (500) or fewer documents (a “Small Job”) (Note 46)	[*** ***** ***]	[******]
h. [****** ********* *********] Statement Processing
1. [****** ********* *********] Processing Fee (Note 47)	[*** *******]	[*****]
2. [*********] Courier Package Shipping Fees (Note 48)	[*******]	[******]

Note 46: A “[***]” is each Customer-provided data file for statement processing by CSG; the specified [*** ***] fee in the fee table above for such individual [****] is in addition to any other applicable Direct Solutions (Print and Mail) fees under the Agreement.

Note 47: The [****** ********* *********] Processing Fee includes a [******* *******] fee of [*******], irrespective of whether the total number of Customer-requested Packages from [***** ****] prepped for [********* **********] courier delivery, even if such total number of Packages in any [******* *****] is fewer than [*** ******* (***)]. The total number of Packages will not exceed [*** ******* (***)] Packages per [******* *****]; the specified [****** ********* *********] Processing Fee in the fee table above is in addition to any other applicable Direct Solutions (Print and Mail) fees under the Agreement.

Note 48: [*********] Courier Package Shipping Fees will be invoiced to Customer [*******] in arrears.

THIS AMENDMENT is executed on the days and year signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By: Charter Communications, Inc., its Manager
By:	/s/ Kevin Brosnan	By:	/s/ Michael J Woods
Name:	Kevin Brosnan	Name:	Michael Woods
Title:	GVP, Billing Solutions	Title:	President, NA CMT
Date:	Oct 3, 2024	Date:	Oct 3, 2024